Exhibit 99.1

 Rosetta Resources Inc.Investor Presentation  November 2014  PERMIAN BASIN + EAGLE FORD

 Cautionary Statements  2  This presentation includes forward-looking statements. Forward-looking statements related to future events, such as expectations regarding our capital program, development plans, production rates, resource potential, transportation capacity, net present value and projected liquidity. These statements are not guarantees of future performance and actual outcomes may differ materially. Factors that could affect the Company's business include, but are not limited to: oil and gas prices, operating hazards, drilling risks, unsuccessful exploratory activities; unexpected cost increases; potential liability for remedial actions under existing or future environmental regulations; potential liability resulting from pending or future litigation; limited access to capital or significantly higher cost of capital related to illiquidity or uncertainty in the domestic or international financial markets; as well as changes in tax, environmental and other laws applicable to our business. Other factors that could cause actual results to differ materially from those described in the forward-looking statements include other economic, business, competitive and/or regulatory factors affecting our business generally as set forth in our filings with the Securities and Exchange Commission. Unless legally required, the Company undertakes no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise. For filings reporting year-end 2013 reserves, the SEC permits the optional disclosure of probable and possible reserves.  The Company has elected not to report probable and possible reserves in its filings with the SEC.  We use the term “net risked resources” or “inventory” to describe the Company’s internal estimates of volumes of natural gas and oil that are not classified as proved reserves but are potentially recoverable through exploratory drilling or additional drilling or recovery techniques.  Estimates of unproved resources are by their nature more speculative than estimates of proved reserves and accordingly are subject to substantially greater risk of actually being realized by the Company.  Estimates of unproved resources may change significantly as development provides additional data, and actual quantities that are ultimately recovered may differ substantially from prior estimates.

Company Strategy – Key Elements

Rosetta Resources

Test Future Growth Opportunities to Expand Inventory	• Advancing delineation of Delaware Basin multi-stacked lateral potential • Refining and expanding testing of Upper Eagle Ford pilots • Assessing Gaines County acreage in Midland Basin • Pursuing new growth targets through bolt-on acquisitions in core areas
Successfully Execute Business Plan	• Grow total production and liquids volumes while applying cross-basin knowledge • Continue to improve performance of drilling and completion operations • Maintain competitive overall cost structure and margins • Capture firm transportation and processing capacity
Maintain Financial Strength & Flexibility	• Actively manage strong balance sheet for optimum financial flexibility • Maintain adequate liquidity throughout cycles • Manage exposure to commodity price risk through prudent hedging program

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                           Rosetta Resources Overview  4    Permian   Gaines Co. ~13,000 net acresMidland Basin – Exploratory    Reeves Co. ~47,000 net acresDelaware Basin – Delineating  Permian    Eagle Ford~60,000 net acres (100% operated)                  Central Dimmit Co. Area~8,500 net acres, Dimmit Co.   Tom Hanks~3,500 net acres, LaSalle Co.  Lopez ~500 net acres, Live Oak Co.  Karnes Trough ~1,900 net acres in oil windowDewitt & Gonzales Co.  Briscoe Ranch~3,600 net acres, Dimmit Co.    Encinal~12,700 net acres, Webb & LaSalle Co.  Steiren Area~2,500 net acres in oil windowAtascosa Co.    Gates Ranch~26,200 net acres, Webb Co.  0  10  20  Miles  Market Summary(November 7, 2014 Close)  Ticker:  ROSE    Market capitalization:  $2.4 billion    Share price:  $38.48    Enterprise value:  $4.3 billion  Note: Acreage numbers are rounded

 Strong Growth Track Record  5  Net Production(MBoe/d)    72  74  Total CompanyEstimate Range  Permian ~288 MMBoe  Net Risked Resource Potential (MMBoe)    *Post-Divestiture

 Capital Programs1  6  Permian 45%  Eagle Ford55%  ~32% production growth in 2014 and more than 20% in 2015  $1.2 billion 2014 capital program; 86 percent spent through Sept 30th Eagle Ford – Three rigs in Q4 2014Expect to complete ~4-7 wellsDrill first Briscoe Ranch Upper Eagle Ford testPermian Basin – Four rigs in Q4 2014Expect to complete 3 hz wells and spud ~9 hz wellsComplete longest lateral drilled to date; 7,000 ft and 27 frac stages  Other7%  Permian Op24%  Eagle Ford66%  PermianNon-Op3%  2015E by Division  2014 by Region   2015 capital and production preliminary outlookEstimated $950 million capital budget, down 20% from 2014; second highest capital budget in company historyAnnual production guidance range of 77-83 MBoe/d or more than 20% increase over 2014, at the midpoint  Capital includes capitalized interest and other corporate costs; Excludes acquisition capital.

Total Company Inventory

+/- 1,500 net wells -- remaining as of 9/30/2014 (excluding Upper Eagle Ford, Encinal & Gaines Co.)

Rosetta Resources

Asset Name	Net acres	Wells completed by Rosetta	Wells awaiting completion	Well Spacing	Remaining net locations[1]	Avg Cost / Well $M (5000' lateral)
Gates Ranch (100% WI / 75% NRI)	26,200	184 8 UEF	24	55	**247**	$5.5 - $6.0
Briscoe Ranch (100% WI / 81.3% NRI)	3,600	29	11	50	**39**	
Central Dimmit[2] (100% WI / 75 – 77% NRI)	8,500	23 1 UEF	10	60	**91**	
Tom Hanks (100% WI / 77% NRI)	3,500	15	6	50	**40**	
Lopez (100% WI / 75% NRI)	500	3	-	50	**5**	$7.5 - $8.0
Steiren (Undelineated) (100% WI / 75 - 77% NRI)	2,500	-	-	50	**21**	$5.5 - $6.0
Total Eagle Ford[3] Inventory	**44,800**	**263**	**51**	**50 - 60**	**443**	**$5.5 - $8.0**
Permian 3rd Bone Spring Hz[4]	47,000 (Reeves Co)	1	1	80	**296**	$8.0 - $9.0
Permian WC 'A' Hz[4]		14	5	80	**450**	
Permian WC 'B' Hz[4]		-	-	80	**158**	
Permian WC 'C' Hz[4]		1	-	80	**105**	
Total Permian Inventory	**47,000**	**16**	**7**	**80**	**1,009**	**$8.0 - $9.0**
Total Company Inventory	**91,800**	**279**	**57**	**50 - 80**	**1,452**	**$5.5 - $9.0**

1. Remaining net locations may vary based on changes in well lateral lengths
2. Central Dimmit includes L&E, Vivion and Light Ranch
3. Excludes producing areas in Karnes Trough that are fully developed (26 completions). Excludes 6 producing wells completed in Encinal area.
4. Horizontal operated and non-operated project count includes potential in multiple horizons (Wolfcamp A, B, C, and 3rd Bone Spring); assuming 660' between laterals or 80-acre spacing

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 Permian Basin Division

 Permian Division – Reeves County~47,000 net acres  9  2014 Activity Summary – 1st Nine Mos.        Reeves County (Op)  Vertical  Horizontal  TOTAL  Wells Drilledby Rosetta  15  22  37  Wells Completedby Rosetta  19  14  33  Wells Placedon Production  18  15  33  Wells Drilled Awaiting Completion  5  6  11    Successfully completed seven horizontal wells, six WC ‘A and one 3rd Bone Spring; total average gross 7-day IP ~1,300 Boe/dProduced 8.2 MBoe/d, an increase of 82 percent versus second quarter Flowing back Intrepid 27-38 #2H WC ‘A’ well, longest lateral to date; completed with 27 stages across an effective 7,000-foot lateral  HIGHLIGHTS  3rd Quarter 20149 completions:7 horizontal2 vertical  Intrepid Flowing Back  Operating Interest  Non-operating Interest

Permian Asset Potential

Stacked Zones Provide Collection of Horizontal Development Opportunities

Regional structure map of the Permian Basin



NORTHERN SHELF
Buried Uplifts
NORTHWEST SHELF
ORO GRANDE BASIN
SEDIMENT TRANSPORT TO BASIN
NM
TX
SAN SIMON CHANNEL
MIDLAND BASIN
EASTERN SHELF
DELAWARE BASIN
CENTRAL
BASIN
PLATFORM
DIABLO
PLATFORM
MEXICO
BRUSHY CANYON OUTCROP BELT
SHEFFIELD
OZONA ARCH

Modified by Beaubouef at al. (1999) from Wright. 1962 and Fitchen 1997

Rosetta's Reeves Co. acreage position

Rosetta's Gaines Co. acreage position (Exploratory)

Primary Completion Targets



1,300'
3RD BONE SPRING L ~280'
WFMP A ~260'
WFMP B ~250'
WFMP C ~250'
SHELDON
WFMP C LOWER ~235'
WFMP D
Simplified Stratigraphic Chart
System
Epoch/Series/Stage
Time (m.y.)
Delaware Basin
PERMIAN
Ochoan
251
Dewey Lake
Rustler
Salado
Castile
Guadalupian
Delaware Mountain Group
Bell Canyon
Cherry Canyon
Brushy Canyon
Cutoff
Leonardian
Bone Spring
Avalon
Wolfcampian
Wolfcamp
302
PENNSYLVANIAN
Virgilian
Missourian
Desmoinesian
Atokan
Morrowan
Cisco
Canyon
Strawn
Atoka
Morrow
Basin Sandstone/Detrital Carbonate
Potential Shale Target
Source: ITG IR, Bureau of Economic Geology and New Mexico Bureau of Geology and Mineral Resources

In comparison, the lower Eagle Ford reservoir thickness is ~100 feet at Gates Ranch

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Permian – Horizontal Development Plan 9/30/2014

Rosetta Resources


1,348 Gross (Avg. 75% WI)
Horizontal Well Locations[1]
City of Pecos 13 #3H 7-IP 1,053 30-IP 769 A
Balmorhea Ranch 32-15 7-IP 969 30-IP 739 A
Dynamite Dan 37 #1H 7-IP 1,302 30-IP 1,116 A
Black Jack 16 1H 7-IP 1,395 30-IP 1,216 A
Tall Texan 36 #4H 7-IP 1,608 30-IP 1,271 A
Roy Bean 42 1H 7-IP 361 30-IP 298 C
Black Jack 16 2H 7-IP 1,338 30-IP 1,088 A
Monroe 39 #4H 7-IP 1,474 30-IP 1,238 A
Balmorhea Ranch 41 3H 7-IP 987 30-IP 863 A
Deacon Jim 6 #1H 7-IP 693 30-IP 273 A
Johnny Ringo St 9 2H 7-IP 1,393 30-IP 1,068 BS
Sam Bass 15 1H 7-IP 638 30-IP 625 A
Sheriff Woody 10 #1H 7-IP 1,669 30-IP 1,399 A
Calamity Jane 22 1H 7-IP 1,966 30-IP 1,687 A
Black Jack 16 3H 7-IP 1,154 30-IP 1,039 A
Gaucho 15 1H 7-IP 1049 30-IP 809 A
Gaucho 15 2H 7-IP 829 30-IP 526 A
Intrepid 27-38 #2H Flowing Back A
DRILLED AWAITING COMPLETION
COMPLETION ACTIVITY SINCE 6/30/14
COMPLETED BEFORE 6/30/2014
Operated
Non-Operated

1. Horizontal project count is operated and non operated and includes multiple horizons (Wolfcamp A, B, C, and 3rd Bone Spring).

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 Completion Design ImprovementsRate Comparisons  12  3rd Bone SpringWolfcamp AWolfcamp C  309  Denotes old completion design;excludes Wolfcamp ‘C’ well    Denotes new completion design;excludes 3rd Bone Spring well and Deacon Jim (NE step-out)  4Q 2013 – 1Q 2014  2Q 2014  3Q 2014  1. Source: Tudor, Pickering, Holt & Co.

 Permian Asset Potential Multiple Benches in Delineation Phase Across Rosetta’s Acreage  13  OperatedNon-Operated      3rd Bone Spring  Wolfcamp A  Wolfcamp B  Wolfcamp C  Completed Prior 3Q2014 Proposed 2014 Activity Offset Operations

 Permian – Reeves CountyUpper Wolfcamp Horizontal Type Curve (1/30/2014)  14  Months on Production  3-Stream BOEPD*  P50 Type Curve    Average Well Costs($MM)  $8.5 ($8-$9 range)  30-Day IP RateBoe/d (gross)  1,090  Composite EURMBoe (gross)   550 (500-600 range)  % Oil  74%  % NGL  10%  *All production data normalized to 5,000' lateral length; well production data updated as of 10/30/2014.Note: Rosetta reports reserves and production in 3-stream. Rosetta assumptions for gas shrink and NGL yield applied to offset operators’ 2-stream public data.   3Q 2014 WC ‘A’ Completions30-Day Avg (BOEPD)Normalized to 5000’    City of Pecos 13 #3H  893  Tall Texan St 36 #4H  1,785  Sheriff Woody 10 #1H  1,960  Monroe 39 A #4H  1,342  Dynamite Dan 37 #1H  1,364  Deacon Jim 6 #1H  326

 South Texas Division

 South Texas Division – Eagle Ford  16  2014 Activity Summary – 1st Nine Mos.                GatesRanch  BriscoeRanch  CentralDimmit  TomHanks  Encinal  TOTAL  Wells Drilledby Rosetta  48  8  15  7  2  80  WellsCompleted  52  13  12  11  2  90  Wells Placedon Production  54  13  9  11  2  89  Wells Drilled Awaiting Completion  24  11  10  6  0  51  HIGHLIGHTSProduced 65 MBoe/d, an increase of 34 percent from 2013 and 15 percent versus second quarterTesting potential of Upper Eagle Ford across multiple areasPlan to drill first Upper Eagle Ford well at Briscoe Ranch in Q4 2014

 Gates Ranch~26,200 net acres in Webb County  17    Sep 30, 2014 Summary     Completions to date:  192 gross completions  Locations remaining:  247 LEF net well locations1      Average2 Lower EF Well Characteristics    Well Costs:  $5.5 - $6.0 MM  Spacing:  55 acres (475 feet apart)  P50 Composite EUR:  1.67 MMBoe (0.7 – 2.7 range)  Condensate Yield:  55 Bbls/MMcf (30 – 80 range)  NGL Yield:  110-115 Bbls/MMcf  Shrinkage:  23%  Under current Lower Eagle Ford (LEF) 55-acre spacing assumptionsBased on 5,000’ lateral length and 15-stage completion  9 miles  10 miles          1st Pilot  2nd Pilot  4th Pilot    Upper EF Pilot

   Central Dimmit County Area~8,500 net acres located in Dimmit County  18  Sep 30, 2014 Summary     Completions to date:  24 gross completions  Locations remaining:  91 LEF net well locations  Average Well Costs:  $5.5 – $6.0 MM        Lasseter & Eppright  Light Ranch  2 completions  Vivion      3rd Upper EF Pilot  3 completions

 Upper Eagle Ford Pilot Program  19  3  4      New UEFTest Areas

 Marketing and Financial Overview

Eagle Ford Multiple Takeaway Options

Gas Transportation Capacity

Firm gross wellhead transportation and processing

- Current capacity of 345 MMcf/d

Six processing options – Gathering (Plant)

- Regency (Enterprise Plants)
- Energy Transfer "ETC" Dos Hermanas (Exxon King Ranch)
- Eagle Ford Gathering (Kinder Morgan Houston Central)
- ETC Rich Eagle Ford Mainline (LaGrange / Jackson / Kennedy)

Oil Transportation Capacity

Gates Ranch, Briscoe Ranch & Central Dimmit County

- Plains Crude Gathering – Firm gathering capacity of 25,000 Bbls/d to Gardendale hub with up to 60,000 Bbls storage; operating since April 2012
- All condensate is stabilized with distillation tower methodology
- Access to truck and rail loading and pipeline connections to the Gulf Coast

Gates Ranch NGL Breakdown July 2014



C5+ 9%
C4 17%
C2 Ethane 49%
C3 25%



Gates Ranch Condensate Stabilization

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Permian Basin Marketing

- **Oil**
  - Currently trucked from leases
  - Gathering options under evaluation
  - Oil gravity averages 43 degrees and receives no gravity deducts
  - New Permian takeaway pipelines on the way (Bridge Tex, PE2, Cactus)
  - Midland–Cushing differentials improving; currently trading below $5 in Q4 2014, down from the ~$10 differential seen in Q3 2014
- **Natural Gas**
  - Gas is rich and is processed at two plants
  - Most leases under long-term gathering agreement
  - Residue gas sales tied to Waha and Permian indices
- **NGLs**
  - NGLs extracted under firm, multi-year gathering/processing agreements
  - Combination of net proceeds and Mont Belvieu pricing

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 Commodity Derivatives Position – Nov 4, 2014  23  $37.10  $83.33X$109.63  $93.13  $89.81  $90.28  $31.90            Liquid Derivatives(Bbls/d)    Natural Gas Derivatives(MMBtu/d x 1,000)

 Debt and Capital Structure  24  ($MM)  ($MM)  Capital Structure    Debt Structure

 Liquidity  25  Adequate liquidity to fund 2014 and estimated 2015 capital program$950 million borrowing base$800 million committed amount$140 million outstanding on October 31st   Total Liquidity(Millions)

Investment Summary

Rosetta RESOURCES

- Drill-bit focused producer with core acreage positions in Eagle Ford and Permian Basin plays
- Attractive core Delaware Basin position gaining momentum
- Successful operator in the high-return Eagle Ford area, reducing well costs adding significant net asset value
- Large inventory of future growth opportunities with multiple stacked lateral potential
- Solid reputation of financial strength and business flexibility to support growth throughout industry cycles

Rosetta Resources – Growing Value in a Rock Solid Combination
PERMIAN BASIN + EAGLE FORD

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 Appendix

Attractive Well Economics (Typical Well)

Rosetta RESOURCES

Metrics	Gates Ranch				Briscoe Ranch	Tom Hanks	L&E	Horizontal Upper Wolfcamp
	Far South	Southeast	North Central	Far North				
Average WI	100%	100%	100%	100%	100%	100%	100%	100%
NRI	75%	75%	75%	75%	81%	77%	75%	75%
Average Cost / Well, gross ($MM)	$5.75	$5.75	$5.75	$5.75	$5.75	$6.0	$5.75	$8.5
Gross 30-day IP (Boe/d)	1,500	1,500	1,400	1,400	1,180	720	685	1,090
Gross EUR (MBoe) **P50, Unrisked**	2,350 16% Oil 39% NGL	2,150 16% Oil 39% NGL	1,122 20% Oil 37% NGL	1,011 20% Oil 37% NGL	734 25% Oil 40% NGL	346 82% Oil 8% NGL	524 50% Oil 26% NGL	550 74% Oil 10% NGL
Rate of Return BFIT (%)	97%	87%	49%	52%	48%	43%	30%	23%
PV10 BFIT ($MM)	$17.1	$14.8	$6.3	$5.8	$4.9	$4.0	$2.9	$3.0
Payout BFIT (yrs)	1.0	1.1	1.6	1.4	1.5	1.6	2.3	2.9
Net Developed F&D ($/Boe)	3.24	3.54	6.74	7.48	9.61	22.54	14.64	20.58

Note: EURs and economic metrics are "Unrisked". Horizontal wells based on 5,000' lateral length, unless noted. Capital costs utilize sand proppant for completions.
Type curves are available on the 'Investors' page on the company website, www.rosettaresources.com.
Oil price assumptions, $/Bbl - $78.51 in 2015, $79.62 in 2016, $80.39 thereafter.
NGL price assumptions, $/Bbl - $28.32 in 2015, $28.72 in 2016, $29.62 thereafter.
Gas price assumptions, $/MMBtu - $3.89 in 2015, $3.97 in 2016, $4.08 thereafter.

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Reeves County Horizontal Delineation Program

Recent Well Performance Reflecting Enhanced Completion Design

- Addition of slickwater fluid component to activate natural features and increase fracture complexity
- Shorter stage spacing to create larger stimulated rock volume (SRV)
- Increased proppant volume to focus on creating larger SRV

	Past Design	New Design
Average Lateral Length	5,000’	5,000’
# of Stages	17	19
Spacing between stages	290’	260’
Proppant Type	Sand	Sand
Proppant per Stage, Mlbs	240	310
Proppant per Lateral Ft, lbs	830	1,200


Wolfcamp ‘A’ Bench
30 - Day IP
Boe/d
1,500
1,000
500
0
688
1,201
Early Design
4 wells
Pre-2Q 2014
Completions
New Design
9 wells
Q3 2014
Completions[1]

[1]Excludes 3rd Bone Spring well and Deacon Jim (NE step-out)

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Eagle Ford Horizontal Program

Well Cost Guidance Reduced by $500M Reflecting Change in Completion Design

Rosetta Resources

- **Shifting focus of completion design with change in proppant**
  - Past Focus: Maximize conductivity
  - New Focus: Maximize stimulated rock volume while obtaining necessary conductivity for optimum flow
- **Replacing ceramic proppant with sand pumped in much larger volumes**
  - Analyzed performance of 12 Gates Ranch sand wells vs offsetting ceramic wells
- **Change applies to Gates Ranch, Briscoe Ranch, L&E, Vivion and Tom Hanks**

	Past Design	New Design
Average Lateral Length	5,000’	5,000’
# of Stages	15	15-21
Spacing between stages	300’	240-330’
Proppant Type	Ceramic	Sand
Proppant per Stage, Mlbs	275	360-500
Proppant per Lateral Ft, lbs	825	1,500+

Average Total Well Cost
$MM



$8.0
$6.0
$4.0
$2.0
$0.0
$6.0 - $6.5
$5.5 - $6.0
Past Design
New Design

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Upper Eagle Ford Pilot Program

Future Plans are to pilot test the Upper Eagle Ford at North Gates & Briscoe Ranch ...



A'
A
Pilot #1
(East Gates)
Pilot #4
(East Gates)
Pilot #2
(South Gates)
Pilot #3
(L&E)
Future Pilot
(North Gates)
Future Pilot
(Briscoe)
EAGLEFORD
BVP
25
BVP 50 51 52
BVP 53
BVP 54
4-22
5-22
L&E B31
EAGLE_FORD
Target
LWR_EF
LWR_EF
BUDA
BUDA
A
Lower Eagle Ford Landing Zones
A'

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($ in millions)                  FY 2011    FY 2012    FY 2013    2014 First Nine Months   Net Income  $100.5    $159.3    $199.4    $128.1  Income tax expense  55.7    95.9    110.6    72.6  Interest expense, net of interest capitalized   21.3    24.3    36.0    53.6  Other income (expense), net  0.9    0.1    0.3    12.5  Depreciation, depletion and amortization  123.2    154.2    218.6    293.7  EBITDA  $301.6    $433.8    $564.9    $560.5  Unrealized derivative loss (gain)  (1.2)    (19.7)    16.3     (17.2)  Stock-based compensation expense  29.0    18.5    11.0    9.8  Adjusted EBITDA*  $329.4    $432.6    $592.2    $553.1                          Adjusted EBITDA Reconciliation  EBITDA is calculated as net income, excluding income tax expense, interest expense, net of interest capitalized, other income (expense), net, and depreciation, depletion and amortization. Adjusted EBITDA is calculated as EBITDA excluding unrealized gains or losses on derivative instruments and stock-based compensation expense.   *2013 Adjusted EBITDA of $592MM has not been adjusted to add back non-recurring items of Reserve for Commercial Dispute $20.4MM and Acquisition Costs $2.3MM.2014 Adjust EBITDA of $574.3 has not been adjusted to add back non-recurring items of Reserve for Commercial Dispute $5.8MM , Acquisition Costs $0.6MM, and Loss on Debt Extinguishment of $12.6MM  32